Discontinued Operations	3 Months Ended
Mar. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

8. Discontinued Operations

On December 27, 2012, we sold our Huntington Beach facility for $12.5 million, resulting in a gain of $1.9 million. Due to this sale, we wrote-off $0.7 million of straight-line rent receivable.

During the third quarter of 2012, we entered into a definitive agreement to sell the real estate of two LTACH facilities, Thornton and New Bedford, to an affiliate of Vibra Healthcare, LLC (“Vibra”) for total cash proceeds of $42 million. The sale of Thornton was completed on September 28, 2012, resulting in a gain of $8.4 million. Due to this sale, we wrote off $1.6 million in straight-line rent receivables. The sale of New Bedford was completed on October 22, 2012, resulting in a gain of $7.2 million. Associated with this sale, we wrote-off $4.1 million in straight-line rent receivables in the fourth quarter 2012.

On August 21, 2012, we sold our Denham Springs facility for $5.2 million, resulting in a gain of $0.3 million.

On June 15, 2012, we sold the HealthSouth Rehabilitation Hospital of Fayetteville in Fayetteville, Arkansas for $16 million, resulting in a loss of $1.4 million.

The following table presents the results of discontinued operations, which include the revenue and expenses of the previously-owned facilities noted above, for the three months ended March 31, 2013 and 2012 (dollar amounts in thousands except per share/unit amounts):

	For the Three Months Ended March 31,
	2013	2012
Revenues	$—	$2,245
Income (loss)	(2)	1,687
Earnings per share/unit — diluted	$—	$0.01